Exhibit 99.1

MEDIA CONTACT

Heather Worley, 214.932.6827

heather.worley@texascapitalbank.com

INVESTOR CONTACT

Myrna Vance, 214.932.6646

myrna.vance@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR 2013

DALLAS – January 22, 2014 – Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the fourth quarter and full year of 2013.

•	Net income decreased 9% on a linked quarter basis and decreased 3% from the fourth quarter of 2012

•	EPS decreased 9% on a linked quarter basis and decreased 12% from the fourth quarter of 2012

•	Demand deposits increased 3% and total deposits increased 3% on a linked quarter basis, growing 32% and 24%, respectively, from the fourth quarter of 2012

•	Loans held for investment, excluding mortgage finance, increased 5% and total loans increased 9% on a linked quarter basis, growing 25% and 13%, respectively, from the fourth quarter of 2012

“2013 has been an extraordinary year for Texas Capital as we continue to build our business consistent with our successful, long-standing model,” said Keith Cargill, CEO. “As we win top client-facing talent and the critically important people who deliver outstanding service, products and support, we build growing earnings power for the future. This is consistent with our upcoming capital raise to support our anticipated strong growth.”

FINANCIAL SUMMARY

(dollars and shares in thousands)

	2013	2012	% Change
ANNUAL OPERATING RESULTS(1)
Net Income	$121,046	$120,709	0%
Net Income Available to Common Shareholders	$113,652	$120,709	(6)%
Diluted EPS	$2.72	$3.01	(10)%
ROA	1.17%	1.35%
ROE	12.82%	16.93%
Diluted Shares	41,780	40,166
QUARTERLY OPERATING RESULTS(1)
Net Income	$30,356	$31,435	(3)%
Net Income Available to Common Shareholders	$27,918	$31,435	(11)%
Diluted EPS	$.67	$.76	(12)%
ROA	1.10%	1.27%
ROE	11.94%	15.35%
Diluted Shares	41,889	41,505
BALANCE SHEET(1)
Total Assets	$11,714,397	$10,540,542	11%
Demand Deposits	3,347,567	2,535,375	32%
Total Deposits	9,257,379	7,440,804	24%
Loans Held for Investment	8,486,309	6,785,535	25%
Loans Held for Investment, Mortgage Finance	2,784,265	3,175,272	(12)%
Total Loans	11,270,574	9,960,807	13%
Stockholders’ Equity	1,096,350	836,242	31%

(1)	Operating results, assets and loans are reporting from continuing operations

DETAILED FINANCIALS

Texas Capital Bancshares, Inc. reported net income from continuing operations of $121.0 million and net income available to common shareholders of $113.7 million for the year ended December 31, 2013 compared to $120.7 million for both net income from continuing operations and net income available to common shareholders for the year ended December 31, 2012. For the fourth quarter of 2013, net income from continuing operations was $30.4 million and net income available to common shareholders was $27.9 million, compared to $31.4 million for both net income from continuing operations and net income available to common shareholders for the same period in 2012. On a fully diluted basis, earnings per common share from continuing operations were $2.72 for the year ended December 31, 2013, compared to $3.01 for the same period in 2012. For the fourth quarter of 2013, diluted earnings per share was $.67 compared to $.76 for the same period in 2012. The discussion below relates only to continuing operations.

Return on average common equity was 12.82 percent and return on average assets was 1.17 percent for the year ended December 31, 2013, compared to 16.93 percent and 1.35 percent, respectively, for 2012. Return on average common equity was 11.94 percent and return on average assets was 1.10 percent for the fourth quarter of 2013, compared to 15.35 percent and 1.27 percent, respectively, for the fourth quarter of 2012.

Net interest income was $111.5 million for the fourth quarter of 2013, compared to $108.8 million in the third quarter of 2013 and $101.2 million for the fourth quarter of 2012. For 2013, net interest income reached $419.5 million compared to $376.9 million in 2012. The net interest margin in the fourth quarter of 2013 was 4.21 percent, a 6 basis point decrease from the fourth quarter of 2012 and consistent with the third quarter of 2013. The year-to-date decrease in net interest margin is due to the growth in loans with lower yields offset with a reduction in the total cost of deposits and borrowed funds.

Average loans, excluding mortgage finance, for the year ended December 31, 2013 were $7.5 billion, an increase of $1.4 billion, or 23 percent, from 2012. Average mortgage finance loans for the year ended December 31, 2013 were $2.3 billion, consistent with 2012. Average loans, excluding mortgage finance, for the fourth quarter of 2013 were $8.1 billion, an increase of $1.4 billion, or 21 percent, from the fourth quarter of 2012 and an increase of $410.7 million, or 5 percent, from the third quarter of 2013. Average mortgage finance loans for the fourth quarter of 2013 decreased $419.4 million to $2.2 billion compared to the fourth quarter of 2012 and decreased $123.4 million from the third quarter of 2013.

Average total deposits for the fourth quarter of 2013 increased $2.2 billion from the fourth quarter of 2012 and increased $439.1 million from the third quarter of 2013. For the same periods, the average balance of demand deposits increased $932.5 million, or 40 percent, to $3.3 billion from $2.4 billion during the fourth quarter of 2012 and increased $164.7 million, or 5 percent, from the third quarter of 2013.

In the fourth quarter of 2013, we experienced decreases in the levels of non-performing assets. Credit costs, including the provision for credit losses and valuation charges related to other real estate owned (“OREO”) totaled $5.5 million in the fourth quarter of 2013 compared to $5.5 million in the fourth quarter of 2012 and $5.0 million in the third quarter of 2013. We recorded a $5.0 million provision for credit losses in the fourth quarter of 2013 compared to $4.5 million in the fourth quarter of 2012 and $5.0 million in the third quarter of 2013. For 2013, the total provision for credit losses was $19.0 million, an increase of 65 percent from $11.5 million in 2012. The substantial majority of the provision for the year ended December 31, 2013 was directly related to the significant growth in loans excluding mortgage finance loans during the year. Due to growth and improving credit quality, at December 31, 2013, the combined reserve decreased to 1.09 percent of loans excluding mortgage finance loans as compared to 1.15 percent at December 31, 2012 and 1.10 percent at September 30, 2013. In management’s opinion, the reserve is appropriate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the fourth quarter of 2013, net charge-offs were $1.3 million compared to net charge-offs of $3.5 million in the fourth quarter of 2012 and net charge-offs of $46,000 in the third quarter of 2013. For 2013, net charge-offs were $4.9 million, .07 percent of average loans, excluding mortgage finance loans, compared to $6.1 million and a ratio of .10 percent in 2012. Non-accrual loans were $32.4 million, or .38 percent of loans excluding mortgage finance loans as of December 31, 2013, $55.8 million, or .82 percent, as of December 31, 2012 and $35.7 million, or .44 percent, as of September 30, 2013. At December 31, 2013, total

OREO was $5.1 million compared to $16.0 million as of December 31, 2012, and $12.8 million as of September 30, 2013. The OREO balance of $5.1 million at December 31, 2013 does not have a valuation allowance. The valuation charge for OREO reflected in non-interest expense was $466,000 in the fourth quarter of 2013 compared to $955,000 in the fourth quarter of 2012 and none in the third quarter of 2013.

Non-interest income decreased $1.7 million during the fourth quarter of 2013, or 13 percent, compared to the same period of 2012 primarily related to a $1.6 million decrease in brokered loan fees as a result of declining mortgage finance volumes during the fourth quarter of 2013 as compared to the fourth of 2012.

Non-interest expense for the fourth quarter of 2013 increased $10.2 million, or 17 percent, to $70.3 million from $60.1 million in the fourth quarter of 2012. The increase is primarily related to an $11.8 million increase in salaries and employee benefits to $43.0 million for the fourth quarter of 2013 from $31.2 million for the same period in 2012, which was primarily due to general business growth and an increase in cost of incentives tied to stock price.

Stockholders’ equity increased by 31 percent from $836.2 million at December 31, 2012 to $1.1 billion at December 31, 2013, primarily due to the offering of 6.0 million preferred shares for net proceeds of $145.1 million in the first quarter of 2013 and retained income during 2013. The Bank is well capitalized under regulatory guidelines and at December 31, 2013, our ratio of tangible common equity to total tangible assets was 7.9 percent.

ABOUT TEXAS CAPITAL BANCSHARES, INC.

Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P SmallCap 600®, is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and individual clients. Headquartered in Dallas, the bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.

This news release may be deemed to include forward-looking statements which are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events, or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission (SEC).

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)

(Dollars in thousands except per share data)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012
CONSOLIDATED STATEMENT OF INCOME
Interest income	$117,965	$115,217	$107,264	$104,179	$107,769
Interest expense	6,490	6,441	6,044	6,137	6,614

Net interest income	111,475	108,776	101,220	98,042	101,155
Provision for credit losses	5,000	5,000	7,000	2,000	4,500

Net interest income after provision for credit losses	106,475	103,776	94,220	96,042	96,655
Non-interest income	11,184	10,431	11,128	11,281	12,836
Non-interest expense	70,291	62,009	68,734	55,700	60,074

Income from continuing operations before income taxes	47,368	52,198	36,614	51,623	49,417
Income tax expense	17,012	18,724	12,542	18,479	17,982

Income from continuing operations	30,356	33,474	24,072	33,144	31,435
Income (loss) from discontinued operations (after-tax)	3	2	1	(1)	(6)

Net income	30,359	33,476	24,073	33,143	31,429
Preferred stock dividends	2,438	2,437	2,438	81	–

Net income available to common shareholders	$27,921	$31,039	$21,635	$33,062	$31,429

Diluted EPS from continuing operations	$.67	$.74	$.52	$.80	$.76
Diluted EPS	$.67	$.74	$.52	$.80	$.76
Diluted shares	41,888,768	41,791,674	41,723,525	41,429,244	41,505,026
CONSOLIDATED BALANCE SHEET DATA
Total assets	$11,714,397	$10,797,448	$10,977,990	$10,020,565	$10,540,542
Loans held for investment	8,486,309	8,051,328	7,510,662	6,920,011	6,785,535
Loans held for investment, mortgage finance	2,784,265	2,262,085	2,838,234	2,577,830	3,175,272
Securities	63,214	67,815	75,861	87,527	100,195
Demand deposits	3,347,567	3,242,060	2,928,735	2,628,446	2,535,375
Total deposits	9,257,379	8,957,081	7,980,598	7,745,831	7,440,804
Other borrowings	1,025,630	449,724	1,634,630	938,134	1,947,161
Subordinated notes	111,000	111,000	111,000	111,000	111,000
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	1,096,350	1,066,629	1,034,955	1,013,195	836,242
End of period shares outstanding	41,036,370	40,934,623	40,862,481	40,771,414	40,727,579
Book value (excluding securities gains/losses)	$23.02	$22.35	$21.60	$21.10	$20.45
Tangible book value (excluding securities gains/losses)	$22.50	$21.82	$21.08	$20.62	$19.96
SELECTED FINANCIAL RATIOS
Net interest margin	4.21%	4.21%	4.19%	4.27%	4.27%
Return on average assets	1.10%	1.25%	0.95%	1.38%	1.27%
Return on average common equity	11.94%	13.74%	9.94%	15.82%	15.35%
Non-interest income to earning assets	.42%	.40%	.46%	.49%	.54%
Efficiency ratio	57.3%	52.0%	61.2%	50.9%	52.7%
Efficiency ratio (excluding OREO valuation/write-down)	56.9%	52.0%	60.8%	50.9%	51.9%
Non-interest expense to earning assets	2.65%	2.40%	2.84%	2.42%	2.53%
Non-interest expense to earning assets (excluding OREO valuation charge)	2.63%	2.40%	2.83%	2.42%	2.49%
Tangible common equity to total tangible assets	7.9%	8.3%	7.9%	8.4%	7.7%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)

	December 31, 2013	December 31, 2012	% Change
Assets
Cash and due from banks	$92,484	$111,938	(17)%
Interest-bearing deposits	61,337	94,410	(35)%
Federal funds sold	90	—	100%
Securities, available-for-sale	63,214	100,195	(37)%
Loans held for sale from discontinued operations	294	302	(3)%
Loans held for investment, mortgage finance	2,784,265	3,175,272	(12)%
Loans held for investment (net of unearned income)	8,486,309	6,785,535	25%
Less: Allowance for loan losses	87,604	74,337	18%

Loans held for investment, net	11,182,970	9,886,470	13%
Premises and equipment, net	11,482	11,445	(0)%
Accrued interest receivable and other assets	281,534	316,201	(11)%
Goodwill and intangibles, net	21,286	19,883	7%

Total assets	$11,714,691	$10,540,844	11%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$3,347,567	$2,535,375	32%
Interest bearing	5,579,505	4,576,120	22%
Interest bearing in foreign branches	330,307	329,309	0%

Total deposits	9,257,379	7,440,804	24%
Accrued interest payable	749	650	15%
Other liabilities	110,177	91,581	20%
Federal funds purchased	148,650	273,179	(46)%
Repurchase agreements	21,954	23,936	(8)%
Other borrowings	855,026	1,650,046	(48)%
Subordinated notes	111,000	111,000	—
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	10,618,341	9,704,602	9%
Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares – 10,000,000
Issued shares	150,000	—	100%
Common stock, $.01 par value:
Authorized shares – 100,000,000
Issued shares – 41,036,787 and 40,727,996 at December 31, 2013 and 2012, respectively	410	407	1%
Additional paid-in capital	448,208	450,116	(0)%
Retained earnings	496,112	382,455	30%
Treasury stock (shares at cost: 417 at December 31, 2013 and 2012)	(8)	(8)	—
Accumulated other comprehensive income, net of taxes	1,628	3,272	(50)%

Total stockholders’ equity	1,096,350	836,242	31%

Total liabilities and stockholders’ equity	$11,714,691	$10,540,844	11%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(Dollars in thousands except per share data)

	Three Months Ended December 31		Year Ended December 31
	2013	2012	2013	2012
Interest income
Interest and fees on loans	$117,261	$106,653	$441,314	$393,548
Securities	621	1,053	3,015	4,688
Federal funds sold	24	6	65	13
Deposits in other banks	59	57	231	208

Total interest income	117,965	107,769	444,625	398,457
Interest expense
Deposits	3,858	3,312	14,030	13,644
Federal funds purchased	116	190	686	979
Repurchase agreements	5	3	18	13
Other borrowings	40	615	515	2,149
Subordinated notes	1,840	1,829	7,327	2,037
Trust preferred subordinated debentures	631	665	2,536	2,756

Total interest expense	6,490	6,614	25,112	21,578

Net interest income	111,475	101,155	419,513	376,879
Provision for credit losses	5,000	4,500	19,000	11,500

Net interest income after provision for credit losses	106,475	96,655	400,513	365,379
Non-interest income
Service charges on deposit accounts	1,674	1,693	6,783	6,605
Trust fee income	1,250	1,260	5,023	4,822
Bank owned life insurance (BOLI) income	533	510	1,917	2,168
Brokered loan fees	3,380	4,978	16,980	17,596
Swap fees	1,904	2,093	5,520	4,909
Other	2,443	2,302	7,801	6,940

Total non-interest income	11,184	12,836	44,024	43,040
Non-interest expense
Salaries and employee benefits	43,008	31,198	157,752	121,456
Net occupancy expense	4,487	3,916	16,821	14,852
Marketing	4,183	3,980	16,203	13,449
Legal and professional	5,520	5,320	18,104	17,557
Communications and technology	3,597	3,070	13,762	11,158
FDIC insurance assessment	1,923	1,071	8,057	5,568
Allowance and other carrying costs for OREO	609	1,369	1,788	9,075
Litigation settlement expense	—	4,000	—	4,000
Other	6,964	6,150	24,247	22,729

Total non-interest expense	70,291	60,074	256,734	219,844

Income from continuing operations before income taxes	47,368	49,417	187,803	188,575
Income tax expense	17,012	17,982	66,757	67,866

Income from continuing operations	30,356	31,435	121,046	120,709
Loss from discontinued operations (after-tax)	3	(6)	5	(37)

Net income	30,359	31,429	121,051	120,672
Preferred stock dividends	2,438	—	7,394	—

Net income available to common shareholders	$27,921	$31,429	$113,657	$120,672

Basic earnings per common share:
Income from continuing operations	$.68	$.78	$2.78	$3.09
Net income	$.68	$.78	$2.78	$3.09
Diluted earnings per common share:
Income from continuing operations	$.67	$.76	$2.72	$3.01
Net income	$.67	$.76	$2.72	$3.00

TEXAS CAPITAL BANCSHARES, INC.

SUMMARY OF LOAN LOSS EXPERIENCE

(Dollars in thousands)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012
Reserve for loan losses:
Beginning balance	$84,006	$79,428	$75,000	$74,337	$73,722
Loans charged-off:
Commercial	1,605	496	2,826	1,648	4,044
Real estate – term	—	13	26	105	—
Consumer	—	—	26	19	—
Leases	—	2	—	—	34

Total loans charged-off	1,605	511	2,878	1,772	4,078
Recoveries:
Commercial	225	233	348	397	350
Real estate – term	60	195	7	8	226
Consumer	9	19	15	30	7
Leases	43	18	140	121	21

Total recoveries	337	465	510	556	604

Net charge-offs	1,268	46	2,368	1,216	3,474
Provision for loan losses	4,866	4,624	6,796	1,879	4,089

Ending balance	$87,604	$84,006	$79,428	$75,000	$74,337

Reserve for off-balance sheet credit losses:
Beginning balance	$4,556	$4,180	$3,976	$3,855	$3,444
Provision for off-balance sheet credit losses	134	376	204	121	411

Ending balance	$4,690	$4,556	$4,180	$3,976	$3,855

Total reserves for credit losses	$92,294	$88,562	$83,608	$78,976	$78,192
Total provision for credit losses	$5,000	$5,000	$7,000	$2,000	$4,500
Reserve to loans	.78%	.81%	.77%	.79%	.75%
Reserve to loans excluding mortgage finance loans(2)	1.03%	1.04%	1.06%	1.08%	1.10%
Reserve to average loans	.84%	.83%	.83%	.81%	.88%
Reserve to average loans excluding mortgage finance loans(2)	1.08%	1.09%	1.11%	1.10%	1.12%
Net charge-offs to average loans(1)	.05%	.00%	.10%	.05%	.15%
Net charge-offs to average loans excluding mortgage finance loans(1)(2)	.06%	.00%	.13%	.07%	.21%
Net charge-offs to average loans for last twelve months(1)	.05%	.07%	.09%	.07%	.07%
Net charge-offs to average loans, excluding mortgage finance loans, for last twelve months(1)(2)	.07%	.10%	.12%	.10%	.10%
Total provision for credit losses to average loans(1)	.19%	.20%	.29%	.09%	.19%
Total provision for credit losses to average loans excluding mortgage finance loans(1)(2)	.24%	.26%	.39%	.12%	.27%
Combined reserves for credit losses to loans	.82%	.86%	.81%	.83%	.78%
Combined reserves for credit losses to loans, excluding mortgage finance loans(2)	1.09%	1.10%	1.11%	1.14%	1.15%
Non-performing assets (NPAs):
Non-accrual loans	$32,375	$35,737	$38,450	$43,424	$55,833
Other real estate owned (OREO) (4)	5,110	12,805	13,053	14,426	15,991
Other repossessed assets	—	—	19	—	42

Total	$37,485	$48,542	$51,522	$57,850	$71,866

Non-accrual loans to loans	.29%	.35%	.37%	.46%	.56%
Non-accrual loans to loans excluding mortgage finance loans(2)	.38%	.44%	.51%	.63%	.82%
Total NPAs to loans plus OREO	.33%	.47%	.50%	.61%	.72%
Total NPAs to loans excluding mortgage finance loans plus OREO(2)	.44%	.60%	.68%	.83%	1.06%
Total NPAs to earning assets	.33%	.47%	.49%	.60%	.71%
Reserve for loan losses to non-accrual loans	2.7x	2.4x	2.1x	1.7x	1.3x
Restructured loans	$1,935	$4,691	$4,765	$11,755	$10,407
Loans past due 90 days and still accruing(3)	$9,325	$7,510	$7,633	$12,614	$3,674
Loans past due 90 days to loans	.08%	.07%	.07%	.13%	.04%
Loans past due 90 days to loans excluding mortgage finance loans(2)	.11%	.09%	.10%	.18%	.05%

(1)	Interim period ratios are annualized.
(2)	Mortgage finance loans were previously classified as loans held for sale but have been reclassified as loans held for investment. The indicated ratios are presented with and excluding the mortgage finance loans because the risk profile of our mortgage finance loans is different than our other loans held for investment. No provision for credit losses is allocated to these loans based on the internal risk grade assigned.
(3)	At December 31, 2013, loans past due 90 days and still accruing includes premium finance loans of $3.8 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.
(4)	At December 31, 2013, there is no valuation allowance recorded against the OREO balance.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

(Dollars in thousands)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012
Interest income
Interest and fees on loans	$117,261	$114,453	$106,418	$103,182	$106,653
Securities	621	682	773	939	1,053
Federal funds sold	24	22	13	6	6
Deposits in other banks	59	60	60	52	57

Total interest income	117,965	115,217	107,264	104,179	107,769
Interest expense
Deposits	3,858	3,699	3,228	3,245	3,312
Federal funds purchased	116	152	206	212	190
Repurchase agreements	5	4	5	4	3
Other borrowings	40	119	143	213	615
Subordinated notes	1,840	1,829	1,829	1,829	1,829
Trust preferred subordinated debentures	631	638	633	634	665

Total interest expense	6,490	6,441	6,044	6,137	6,614

Net interest income	111,475	108,776	101,220	98,042	101,155
Provision for credit losses	5,000	5,000	7,000	2,000	4,500

Net interest income after provision for credit losses	106,475	103,776	94,220	96,042	96,655
Non-interest income
Service charges on deposit accounts	1,674	1,659	1,749	1,701	1,693
Trust fee income	1,250	1,263	1,269	1,241	1,260
Bank owned life insurance (BOLI) income	533	423	463	498	510
Brokered loan fees	3,380	4,078	4,778	4,744	4,978
Swap fees	1,904	983	981	1,652	2,093
Other	2,443	2,025	1,888	1,445	2,302

Total non-interest income	11,184	10,431	11,128	11,281	12,836
Non-interest expense
Salaries and employee benefits	43,008	36,012	45,191	33,541	31,198
Net occupancy expense	4,487	4,342	4,135	3,857	3,916
Marketing	4,183	3,974	4,074	3,972	3,980
Legal and professional	5,520	3,937	4,707	3,940	5,320
Communications and technology	3,597	3,696	3,347	3,122	3,070
FDIC insurance assessment	1,923	4,357	699	1,078	1,071
Allowance and other carrying costs for OREO	609	267	482	430	1,369
Litigation settlement expense	—	(908)	—	—	4,000
Other	6,964	6,332	6,099	5,760	6,150

Total non-interest expense	70,291	62,009	68,734	55,700	60,074

Income from continuing operations before income taxes	47,368	52,198	36,614	51,623	49,417
Income tax expense	17,012	18,724	12,542	18,479	17,982

Income from continuing operations	30,356	33,474	24,072	33,144	31,435
Income (loss) from discontinued operations (after-tax)	3	2	1	(1)	(6)

Net income	30,359	33,476	24,073	33,143	31,429
Preferred stock dividends	2,438	2,437	2,438	81	—

Net income available to common shareholders	$27,921	$31,039	$21,635	$33,062	$31,429

TEXAS CAPITAL BANCSHARES, INC.

QUARTERLY FINANCIAL SUMMARY – UNAUDITED

Consolidated Daily Average Balances, Average Yields and Rates

Continuing Operations

(Dollars in thousands)

	4th Quarter 2013			3rd Quarter 2013			2nd Quarter 2013			1st Quarter 2013			4th Quarter 2012
	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate
Assets
Securities – Taxable	$50,281	$480	3.79%	$54,838	$522	3.78%	$60,063	$594	3.97%	$71,220	$729	4.15%	$78,182	$811	4.13%
Securities – Non-taxable(2)	14,786	217	5.82%	16,879	246	5.78%	18,843	275	5.85%	22,174	323	5.91%	25,301	372	5.85%
Federal funds sold and securities purchased under resale agreements	59,409	24	0.16%	78,896	22	0.11%	54,448	13	0.10%	24,785	6	0.10%	21,617	6	0.11%
Deposits in other banks	99,185	59	0.24%	88,717	60	0.27%	91,177	60	0.26%	78,718	52	0.27%	69,886	57	0.32%
Loans held for investment, mortgage finance loans	2,238,730	20,236	3.59%	2,362,118	22,547	3.79%	2,406,246	22,440	3.74%	2,362,646	22,641	3.89%	2,658,092	26,440	3.96%
Loans held for investment	8,142,569	97,025	4.73%	7,731,901	91,906	4.72%	7,152,323	83,978	4.71%	6,842,766	80,541	4.77%	6,662,817	80,213	4.79%
Less reserve for loan losses	84,009	—	—	79,551	—	—	75,006	—	—	74,442	—	—	73,912	—	—

Loans, net of reserve	10,297,290	117,261	4.52%	10,014,468	114,453	4.53%	9,483,563	106,418	4.50%	9,130,970	103,182	4.58%	9,246,997	106,653	4.59%

Total earning assets	10,520,951	118,041	4.45%	10,253,798	115,303	4.46%	9,708,094	107,360	4.44%	9,327,867	104,292	4.53%	9,441,983	107,899	4.55%
Cash and other assets	378,315			383,968			402,898			401,692			427,299

Total assets	$10,899,266			$10,637,766			$10,110,992			$9,729,559			$9,869,282

Liabilities and Stockholders’ Equity
Transaction deposits	$787,720	$76	0.04%	$794,630	$102	0.05%	$1,051,199	$233	0.09%	$1,003,735	$253	0.10%	$941,947	$244	0.10%
Savings deposits	4,365,746	3,079	0.28%	4,057,792	2,863	0.28%	3,340,420	2,292	0.28%	3,246,675	2,297	0.29%	2,933,904	2,299	0.31%
Time deposits	385,546	394	0.41%	402,920	414	0.41%	397,868	407	0.41%	403,113	414	0.42%	423,685	448	0.42%
Deposits in foreign branches	348,240	309	0.35%	357,532	320	0.36%	340,713	296	0.35%	335,265	281	0.34%	362,580	321	0.35%

Total interest bearing deposits	5,887,252	3,858	0.26%	5,612,874	3,699	0.26%	5,130,200	3,228	0.25%	4,988,788	3,245	0.26%	4,662,116	3,312	0.28%
Other borrowings	314,018	161	0.20%	539,767	275	0.20%	727,158	354	0.20%	1,041,573	429	0.17%	1,725,129	808	0.19%
Subordinated notes	111,000	1,840	6.58%	111,000	1,829	6.54%	111,000	1,829	6.61%	111,000	1,829	6.68%	111,000	1,829	6.56%
Trust preferred subordinated debentures	113,406	631	2.21%	113,406	638	2.23%	113,406	633	2.24%	113,406	634	2.27%	113,406	665	2.33%

Total interest bearing liabilities	6,425,676	6,490	0.40%	6,377,047	6,441	0.40%	6,081,764	6,044	0.40%	6,254,767	6,137	0.40%	6,611,651	6,614	0.40%
Demand deposits	3,289,307			3,124,602			2,914,341			2,529,927			2,356,758
Other liabilities	106,461			89,640			91,608			90,538			86,308
Stockholders’ equity	1,077,822			1,046,477			1,023,279			854,327			814,565

Total liabilities and stockholders’ equity	$10,899,266			$10,637,766			$10,110,992			$9,729,559			$9,869,282

Net interest income		$111,551			$108,862			$101,316			$98,155			$101,285
Net interest margin			4.21%			4.21%			4.19%			4.27%			4.27%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.
(2)	Taxable equivalent rates used where applicable.